                                                                                        EXHIBIT 99.1

                                              UNITED STATES BANKRUPTCY COURT
                                                MIDDLE DISTRICT OF FLORIDA
                                                      TAMPA DIVISION

In re:

TSLC I, INC., et al.                                          Case No.:  8:04-bk-24134-MGW
                                                              Chapter 11
                  Debtors.                                    Jointly Administered

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                       NOTICE TO HOLDERS OF COMMON STOCK OF TSLC I, INC., FORMERLY KNOWN AS TROPICAL
                          SPORTSWEAR INT'L CORPORATION, OF APPROVAL OF JOINT DISCLOSURE STATEMENT
                            AND FILING OF JOINT CHAPTER 11 PLAN OF LIQUIDATION FILED BY DEBTORS

         TSLC I, Inc. (formerly known as Tropical Sportswear Int'l Corporation), and its direct and indirect wholly-owned subsidiaries TSLC III, Inc., TSLC IV, Inc., TSLC V, Inc., TSLC VI, Inc. and TSLC VII, Inc., debtors and debtors-in-possession in the above-captioned case (collectively, the "Debtors"), filed the Amended Joint Chapter 11 Plan of Liquidation of Debtors dated April 6, 2005 (the "Plan") and the Amended Joint Disclosure Statement in Support of
Amended  Joint Chapter 11 Plan of Liquidation Filed by Debtors dated April 6, 2005 (the "Disclosure Statement").

         If you are the record holder of common stock of TSLC I, Inc., and not the ultimate beneficial owner of such stock, pursuant to an order of the Bankruptcy Court entered April 8, 2005, you are directed to cause a copy of this
Notice to be delivered to each beneficial owner of such stock as quickly as possible.  Additional copies of this notice are available from the undersigned, counsel to the Debtors, at no cost to you.

         On April 8, 2005, the Bankruptcy Court approved the Disclosure Statement for dissemination to creditors and shareholders of the Debtors.

         THE DISCLOSURE STATEMENT CONTAINS IMPORTANT INFORMATION REGARDING THE DEBTORS AND THE PLAN.  THE PURPOSE OF THE
DISCLOSURE STATEMENT IS TO PROVIDE YOU WITH "ADEQUATE INFORMATION", OF A KIND, AND IN SUFFICIENT DETAIL, AS FAR AS IS
REASONABLY PRACTICABLE IN LIGHT OF THE NATURE AND HISTORY OF THE DEBTORS AND THE CONDITION OF THE DEBTORS' BOOKS AND
RECORDS, THAT WOULD ENABLE A HYPOTHETICAL REASONABLE INVESTOR TYPICAL OF HOLDERS OF CLAIMS AND INTERESTS OF THE RELEVANT
CLASS TO MAKE AN INFORMED JUDGMENT CONCERNING THE PLAN.  NO REPRESENTATIONS CONCERNING THE DEBTORS' FINANCIAL CONDITION
OR ANY ASPECT OF THE PLAN ARE AUTHORIZED BY THE DEBTORS OTHER THAN AS SET FORTH IN THE DISCLOSURE STATEMENT.

         THE SUMMARY OF THE PLAN SET FORTH BELOW IS PROVIDED FOR YOUR CONVENIENCE ONLY.  TO THE EXTENT OF ANY
INCONSISTENCY BETWEEN THE SUMMARY SET FORTH BELOW AND THE TEXT OF THE PLAN, THE PLAN CONTROLS.  THE DEBTORS ENCOURAGE YOU
TO READ THE DISCLOSURE STATEMENT AND PLAN IN THEIR ENTIRETY.

                             Summary of the Plan as it Relates to Shareholders of TSLC I, Inc.

         On February 26, 2005, the Debtors sold substantially all of their assets to Perry Ellis International, for a purchase price of $88.5 million, subject to certain post-closing adjustments.  After payment of the secured claim of The
CIT Group/Commercial Services, Inc., as Agent, payment of certain other claims approved by the Bankruptcy Court, and payment of costs and expenses of their chapter 11 cases, the Debtors project there will be between approximately $49 million and $61 million in cash available for distribution under the terms of the Plan.

         The Debtors estimate that unsecured claims will be allowed in an aggregate amount between approximately $110 million and $114 million.

         Consequently, there are not sufficient assets in the Debtors' estates to make any distribution to holders of the common stock of TSLC I, Inc., formerly known as Tropical Sportswear Int'l Corporation ("Shareholders").  The Plan
provides that the Shareholders will receive no distribution and all equity interests of the Shareholders will be deemed canceled as of the effective date of the Plan.

         You may obtain a copy of the Disclosure Statement and Plan (with exhibits) from the Securities and Exchange
Commission's "EDGAR" web site at www.sec.gov, listed under file number 000-23161.  In addition, you may obtain a copy of the Disclosure Statement and Plan (with exhibits) from counsel to the Debtors at the address set forth below, either via electronic mail or United States mail, at your option, and at no cost to you.

                                                Objections to Confirmation

         Any objections to confirmation of the Plan must be made in writing, must be filed with the Clerk of the
Bankruptcy Court, 801 N. Florida Avenue, Tampa, FL 33602, and served on the counsel and parties listed below, on or before May 10, 2005.  Federal Rule of Bankruptcy Procedure 3007 governs the form of objections. Copies of the objection must be served upon the following:

Denise D. Dell-Powell, Esq.
Erik P. Kimball, Esq.
Akerman Senterfitt
Counsel for the Debtors and
Debtors-in-Possession
Citrus Center, 17th Floor
255 South Orange Avenue
Post Office Box 231
Orlando, Florida 32802-0231
Telephone:  407-843-7860
Facsimile:  407-843-6610

Tropical Sportswear Int'l Corporation                        Office of the United States Trustee
Attn:  Robin Cohan                                           Timberlake Annex
Chief Financial Officer                                      501 East Polk Street, Suite 1200
4902 West Waters Avenue                                      Tampa, Florida  33602
Tampa, Florida 33634-1302                                    Telephone:  813-228-2137
Telephone:  813-249-4900                                     Facsimile:  813-228-2303
Facsimile:  813-249-4708

Michael J. Sage, Esq.                                        John D. Emmanuel, Esq.
Shannon Lowry Nagle, Esq.                                    Donald R. Kirk, Esq.
Stroock & Stroock & Lavan, LLP                               Fowler White Boggs Banker, P.A.
Counsel for the Official Committee of                        501 E. Kennedy Blvd., Suite 1700
     Unsecured Creditors                                     Tampa, Florida  33602
180 Maiden Lane                                              Telephone:  (813) 228-7411
New York, NY  10038-4982                                     Facsimile:  (813) 8313
Telephone:  212-806-5400
Facsimile:  212-806-6006

                                                   Confirmation Hearing

         The Bankruptcy Court will hold a hearing to consider  confirmation of the Plan,  including any objections thereto, on May 18,  2005, at 10:00 a.m.  (Eastern  Daylight Time), in the United States Bankruptcy Court for the Middle District of
Florida,  801 N. Florida Avenue,  Courtroom 10B, Tampa, FL 33602. If necessary,  the Confirmation  Hearing may be continued
from time to time and day to day  without  further  notice.  If the  Bankruptcy  Court  confirms  the  Plan,  it will do so through the entry of a Confirmation Order.

                                                     AKERMAN SENTERFITT

                                                     By:  /s/ Denise D. Dell-Powell
                                                     Denise D. Dell-Powell, Esquire
                                                     Florida Bar No.: 0890472
                                                     Erik P. Kimball, Esquire
                                                     Florida Bar No.: 0131334
                                                     Citrus Center, 17th Floor
                                                     255 South Orange Avenue
                                                     Post Office Box 231
                                                     Orlando, Florida 32802-0231
                                                     Phone: (407) 843-7860
                                                     Facsimile: (407) 843-6610
                                                     Email:
                                                              Denise.DellPowell@akerman.com
                                                              Erik.Kimball@akerman.com